UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

THE ODP CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10948	85-1457062
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6600 North Military Trail

Boca Raton, FL 33496

(Address of Principal Executive Offices, including Zip Code)

(561) 438-4800

(Registrant’s Telephone Number, including Area Code)

Office Depot, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	ODP	The NASDAQ Stock Market (NASDAQ Global Select Market)
Preferred Share Purchase Rights	N/A	The NASDAQ Stock Market (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On March 31, 2020, Office Depot, Inc., a Delaware corporation (“ODI”), announced plans to implement a holding company reorganization. Following the implementation of the holding company reorganization, ODI became a wholly-owned subsidiary of a new holding company, The ODP Corporation, a Delaware corporation (“ODP”), which replaced ODI as the public company trading on the Nasdaq Global Select Market (the “Nasdaq”) under ODI’s ticker symbol “ODP”. ODP is providing the disclosure contained in this Current Report on Form 8-K in connection with the June 30, 2020 closing of the holding company reorganization for the purpose of establishing ODP as the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain other matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of ODP’s Common Stock, par value $0.01 per share (“ODP Common Stock”), and the ODP Rights (as defined in Item 1.01 to this Current Report on Form 8-K) attached to the shares of ODP Common Stock are deemed registered under Section 12(b) of the Exchange Act as the common stock and the preferred share purchase rights of the successor issuer, respectively.

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement and Consummation of Holding Company Reorganization

On June 30, 2020, ODI filed a Certificate of Amendment to ODI’s Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect the previously announced reverse stock split of the outstanding shares of Common Stock, par value $0.01 per share, of ODI (“ODI Common Stock”) at a reverse stock split ratio of 1-for-10 and a corresponding reduction in the number of authorized shares of ODI Common Stock from 800,000,000 to 80,000,000 (together, the “Reverse Stock Split”). The Certificate of Amendment was effective at 4:01 p.m., Eastern Time, on June 30, 2020.

On June 30, 2020, following the Reverse Stock Split, ODI implemented a holding company reorganization pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 30, 2020, by and among ODI, ODP, ODP Investment, LLC, a Delaware limited liability company and a wholly-owned subsidiary of ODP (“ODPI”), and Office Depot, LLC, a Delaware limited liability company and a wholly-owned subsidiary of ODPI (“OD LLC”), which resulted in ODP indirectly owning all of the outstanding capital stock of ODI (the “Reorganization”). Pursuant to the Reorganization, ODI merged with and into OD LLC (the “Merger”), with OD LLC surviving such merger as a direct wholly-owned subsidiary of ODPI and an indirect wholly-owned subsidiary of ODP. Each share of ODI Common Stock issued and outstanding (on a Reverse Stock Split-adjusted basis) immediately prior to the effective time of the Merger automatically converted into an equivalent corresponding share of ODP Common Stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of ODI Common Stock being converted. Accordingly, ODI’s shareholders immediately prior to the consummation of the Merger became shareholders of ODP upon consummation of the Merger. The effective time of the Merger was 8:00 p.m., Eastern Time, on June 30, 2020. The Reorganization is intended to be a tax-free transaction for U.S. federal income tax purposes for ODI shareholders.

The Reorganization was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company without a vote of the shareholders of the constituent corporation. The conversion of stock occurred automatically without an exchange of stock certificates. Upon completion of the Merger, unless exchanged, stock certificates that previously represented shares of ODI Common Stock now represent the same number of shares of ODP Common Stock, as adjusted for the Reverse Stock Split. Following the consummation of the Reorganization, shares of ODP Common Stock continue to trade on Nasdaq on an uninterrupted basis under the ticker symbol “ODP” with the new CUSIP number #88337F 105. Immediately after the consummation of the Reorganization, ODP has, on a consolidated basis, the same directors, executive officers, management, assets, business and operations as ODI had immediately prior to the consummation of the Reorganization.

Amended and Restated Rights Agreement

In connection with the Reorganization, the Rights Agreement, dated as of May 5, 2020, between ODI and Computershare Inc., as rights agent (the “Original Rights Agreement”), was amended and restated in its entirety by the Amended and Restated Rights Agreement, dated as of June 30, 2020, among ODP, Computershare Inc., as rights agent, and, solely with respect to Section 37 thereof, OD LLC (the “A&R Rights Agreement”), pursuant to which ODP assumed all of the rights and obligations and duties of OD LLC, as the successor by merger to ODI, under the Original Rights Agreement, and references to ODI, ODI Common Stock and Series A Junior Participating Preferred Stock, par value $0.01 per share, of ODI (the “ODI Series A Preferred Stock”) were amended to refer to ODP, ODP Common Stock and Series A Junior Participating Preferred Stock, par value $0.01 per share, of ODP (the “ODP Series A Preferred Stock”), respectively. Upon execution of the A&R Rights Agreement, the Original Rights Agreement ceased to have any force or effect. The A&R Rights Agreement expires, without any further action required to be taken by the ODP board of directors, on May 4, 2021.

In connection with the Reorganization and pursuant to the A&R Rights Agreement, one preferred share purchase right (an “ODP Right”) was issued with respect to each share of ODP Common Stock issued and outstanding as of the effective time of the Merger. Each ODP Right represents the right to purchase from ODP ten ten-thousandths of a share of ODP Series A Preferred Stock upon the terms and conditions of the A&R Rights Agreement. Each ODP Right is subject to the same terms and conditions as one preferred share purchase right representing the right to purchase ODI Series A Preferred Stock (on a Reverse Stock Split-adjusted basis), the description of which is incorporated herein by reference to the description set forth under Items 1.01, 3.03 and 5.03 of ODI’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 6, 2020. The complete terms of the ODP Rights are set forth in the A&R Rights Agreement, and the powers, the relative rights, the preferences and the limitations of the ODP Series A Preferred Stock are set forth in the Certificate of Designations of Series A Junior Participating Preferred Stock of ODP (the “ODP Certificate of Designations”), which was filed by ODP with the Secretary of State of the State of Delaware on June 30, 2020.

As a result of the Reorganization, ODP became the successor issuer to ODI pursuant to Rule 12g-3(a) under the Exchange Act, and as a result, the shares of ODP Common Stock and the ODP Rights attached to the shares of ODP Common Stock are deemed registered under Section 12(b) of the Exchange Act.

The foregoing descriptions of the Reorganization, the Merger Agreement, the ODP Certificate of Designations and the A&R Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, the ODP Certificate of Designations and the A&R Rights Agreement, which are filed as Exhibits 2.1, 3.3 and 4.1, respectively, to this Current Report on Form 8-K and which are incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Following the consummation of the Reorganization, the ODP Common Stock continues to trade on Nasdaq on an uninterrupted basis under the ticker symbol “ODP”.

The information set forth in Item 1.01, Item 5.03 and Item 8.01 under the heading “Successor Issuer,” describing the succession of ODP to Exchange Act Section 12(b) and reporting obligations of ODI, is hereby incorporated by reference in this Item 3.01.

In connection with the Reorganization, on June 30, 2020, ODI requested that Nasdaq file with the Commission an application on Form 25 to delist the ODI Common Stock from Nasdaq and deregister the ODI Common Stock under Section 12(b) of the Exchange Act. ODI intends to file a certificate on Form 15 requesting that the ODI Common Stock be deregistered under the Exchange Act and that ODI’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of ODP to the Exchange Act Section 12(b) registration and reporting obligations of ODI as described under the heading, “Successor Issuer,” under Item 8.01 below).

Item 3.03.	Material Modification of Rights of Security Holders.

Upon consummation of the Reorganization, each share of ODI Common Stock issued and outstanding immediately prior to the Merger (on a Reverse Stock Split-adjusted basis) automatically converted into an equivalent corresponding share of ODP Common Stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of ODI Common Stock (on a Reverse Stock Split-adjusted basis) that was converted.

The information set forth in Item 1.01, Item 5.03 and Item 8.01 under the heading “Successor Issuer” is hereby incorporated by reference in this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 1.01 and Item 5.02 is hereby incorporated by reference in this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The directors of ODP and their committee memberships and titles, which are listed below, are the same as the directors of ODI immediately prior to the Merger.

Directors

Name	Age	Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee
Gerry P. Smith	57
Quincy L. Allen	60	X
Kristin A. Campbell	58		X	Chair
Cynthia T. Jamison	60	Chair	X
Francesca Ruiz de Luzuriaga	66		Chair	X
Shashank Samant	51			X
David M. Szymanski	63	X	X
Joseph S. Vassalluzzo	72

Mr. Vassalluzzo will serve as ODP’s non-executive Chairman. Biographical information about ODP’s directors is included in ODI’s Definitive Proxy Statement for the 2020 Annual Meeting of Shareholders filed with the Commission on March 26, 2020 (the “2020 Proxy Statement”) under the caption “2020 Nominees for Director” and is incorporated by reference herein.

The executive officers of ODP and their positions and titles, which are listed below, are identical to the executive officers of ODI immediately prior to the effective time of the Reorganization.

Executive Officers

Name	Age	Position with The ODP Corporation
Gerry P. Smith	57	Chief Executive Officer and Principal Financial Officer
N. David Bleisch	60	Executive Vice President, Chief Legal & Administrative Officer
John W. Gannfors	54	Executive Vice President, Chief Merchandising and Supply Chain Officer
Todd Hale	47	Executive Vice President and Chief Information Officer
Kevin Moffitt	47	Executive Vice President and Chief Retail Officer
Stephen M. Mohan	44	Executive Vice President, Business Solutions Division
John “Mick” Slattery	51	President, CompuCom Systems, Inc.

D. Anthony Scaglione (age 47) will serve as Executive Vice President, Chief Financial Officer of ODP effective July 20, 2020. In addition, Richard Haas (age 50) will serve as ODP’s Senior Vice President, Chief Accounting Officer. Biographical information about ODP’s current executive officers is included in ODI’s Annual Report on Form 10-K for the fiscal year ended December 28, 2019 filed with the Commission on February 26, 2020 under the caption “Information About Our Executive Officers” and is incorporated by reference herein. Biographical information about Mr. Scaglione and a description of agreements between ODP and Mr. Scaglione is included in ODI’s Current Report on Form 8-K filed with the Commission on June 18, 2020 and is incorporated by reference herein. Biographical information about Mr. Haas is included in ODI’s Current Report on Form 8-K filed with the Commission on May 3, 2019 and is incorporated by reference herein.

In connection with the Reverse Stock Split, the number of shares of ODI Common Stock available for future grant under the Office Depot, Inc. 2019 Long-Term Incentive Plan, the Office Depot, Inc. 2017 Long-Term Incentive Plan, the Office Depot, Inc. 2015 Long-Term Incentive Plan, the 2003 OfficeMax Incentive and Performance Plan, the 2003 Director Stock Compensation Plan and the Director Stock Compensation Plan (collectively, the “Stock Incentive Plans”), the number of shares of ODI Common Stock underlying each equity-based award agreement and/or similar agreement entered into pursuant to the Stock Incentive Plans and each outstanding award granted thereunder (collectively, the “Equity Awards”), the exercise price per share of ODI Common Stock subject to Equity Awards that are stock options and other terms of outstanding Equity Awards were equitably adjusted at the effective time of the Reverse Stock Split to reflect the effects of the Reverse Stock Split.

In connection with the Reorganization, on June 30, 2020, ODP and OD LLC entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”), pursuant to which, effective as of the effective time of the Merger, ODP assumed, among other agreements, the Stock Incentive Plans, the Equity Awards and the indemnification agreements between ODI and the directors and executive officers of ODI (collectively, the “Assumed Indemnification Agreements” and, together with the Stock Incentive Plans and Equity Awards, the “Assumed Agreements”). On June 30, 2020, as of the effective time of the Merger, each of the Assumed Agreements was automatically deemed to be amended as necessary to provide that references to ODI in such Assumed Agreement will be read to refer to ODP and references to ODI Common Stock in such Assumed Agreement will be read to refer to ODP Common Stock. Information regarding the compensation arrangements of ODP’s named executive officers, including those Assumed Agreements to which the named executive officers are a party, is included in pages 33 through 68 of ODI’s 2020 Proxy Statement under “Compensation Discussion And Analysis” and is incorporated by reference herein.

The foregoing description of the Assignment and Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Assignment and Assumption Agreement, which is filed as Exhibit 10.1, and which is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 30, 2020, ODI filed the Certificate of Amendment with the Secretary of State of the State of Delaware to effect the Reverse Stock Split. The Certificate of Amendment and the Reverse Stock Split were effective at 4:01 p.m., Eastern Time, on June 30, 2020, prior to the effective time of the Merger.

At the effective time of the Certificate of Amendment and as a result of the Reverse Stock Split, the number of preferred share purchase rights representing the right to purchase one ten-thousandth of a share of ODI Series A Preferred Stock (the “ODI Rights”) attached to the shares of ODI Common Stock was contemporaneously decreased in proportion by the same 1-for-10 ratio and, pursuant to the Original Rights Agreement, each ODI Right became a right to purchase from ODI ten ten-thousandths of a share of ODI Series A Preferred Stock upon the terms and conditions of the Original Rights Agreement.

On June 30, 2020, ODI filed an Amended and Restated Certificate of Designations of Series A Junior Participating Preferred Stock (the “ODI A&R Certificate of Designations”) in order to reflect the adjustment to the terms of the ODI Series A Preferred Stock as a result of the Reverse Stock Split. The ODI A&R Certificate of Designations was effective at 4:02 p.m., Eastern Time, on June 30, 2020, prior to the effective time of the Merger.

Upon consummation of the Reorganization, the Amended and Restated Certificate of Incorporation of ODP (the “ODP A&R Certificate of Incorporation”), the Amended and Restated Bylaws of ODP (the “ODP A&R Bylaws”) and the ODP Certificate of Designations are the same as the ODI certificate of incorporation (as amended by the Certificate of Amendment), bylaws and ODI A&R Certificate of Designations immediately prior to the consummation of the Reorganization, respectively, except for changes to the name of the entity and information regarding the registered office and agent as permitted by Section 251(g) of the DGCL. Prior to the consummation of the Reorganization, the sole stockholder of ODP approved the adoption of the ODP A&R Certificate of Incorporation. The ODP A&R Certificate of Incorporation was filed with the Delaware Secretary of State on June 26, 2020.

The foregoing descriptions of the ODP A&R Certificate of Incorporation, the ODP A&R Bylaws, the ODP Certificate of Designations, the Certificate of Amendment and the ODI A&R Certificate of Designations do not purport to be complete and are qualified in their entirety by reference to the full text of the ODP A&R Certificate of Incorporation, the ODP A&R Bylaws, the ODP Certificate of Designations, the Certificate of Amendment and the ODI A&R Certificate of Designations, which are filed as Exhibits 3.1, 3.2, 3.3, 3.4 and 3.5 hereto, respectively, and each of which is incorporated by reference herein.

Item 8.01.	Other Items.

Successor Issuer

In connection with the Reorganization and by operation of Rule 12g-3(a) promulgated under the Exchange Act, ODP is the successor issuer to ODI and has succeeded to the attributes of ODI as the registrant. Shares of ODP Common Stock and the ODP Rights attached to the shares of ODP Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and ODP is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. ODP hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Description of Company Capital Stock

The description of ODP’s capital stock provided in Exhibit 99.3, which is incorporated by reference herein, modifies and supersedes any prior description of ODI’s capital stock in any registration statement or report filed with the Commission and will be available for incorporation by reference into certain of ODP’s filings with the Commission pursuant to the Securities Act of 1933, as amended, the Exchange Act, and the rules and forms promulgated thereunder.

Press Release

On June 30, 2020, prior to the opening of trading, ODI issued a press release confirming the effective time of the Reverse Stock Split. A copy of such press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 1, 2020, ODP issued a press release announcing the completion of the Reverse Stock Split and the Reorganization. A copy of such press release is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 30, 2020, by and among Office Depot, Inc., The ODP Corporation, ODP Investment, LLC and Office Depot, LLC

3.1	Amended and Restated Certificate of Incorporation of The ODP Corporation

3.2	Amended and Restated Bylaws of The ODP Corporation

3.3	Certificate of Designations of Series A Junior Participating Preferred Stock of The ODP Corporation

3.4	Certificate of Amendment to Restated Certificate of Incorporation of Office Depot, Inc.

3.5	Amended and Restated Certificate of Designations of Series A Junior Participating Preferred Stock of Office Depot, Inc.

4.1	Amended and Restated Rights Agreement, dated June 30, 2020, among The ODP Corporation, Computershare Inc., as Rights Agent, and solely with respect to Section 37 thereof, Office Depot, LLC

4.2	Specimen Common Stock Certificate of The ODP Corporation

10.1	Assignment and Assumption Agreement, dated as of June 30, 2020, by and between The ODP Corporation and Office Depot, LLC

99.1	Press Release of Office Depot, Inc. dated June 30, 2020

99.2	Press Release of The ODP Corporation dated July 1, 2020

99.3	Description of Capital Stock

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ODP CORPORATION

Date: July 1, 2020	/s/ N. David Bleisch
Name: N. David Bleisch
Title: EVP, Chief Legal & Administrative Officer